UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 29, 2006
(Date of earliest event reported)

                Citicorp Residential Mortgage Trust Series 2006-3
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           (Exact name of issuing entity as specified in its charter)

                 Citicorp Residential Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                            Citicorp Trust Bank, fsb
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               (Exact name of sponsor as specified in its charter)

          New York               333-132319-03                  Applied For
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 (State or other jurisdiction   (Commission File              (IRS Employer
of incorporation of depositor)     Number of                  Identification
                                 issuing entity)             No. of depositor)

    1000 Technology Drive, O'Fallon, Missouri                      63368
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Address of principal executive offices                           (Zip Code)

Depositor's telephone number, including area code (636) 261-1313
                                                  ------------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (5.1)                          Legality Opinion of Cadwalader, Wickersham
                                     & Taft LLP.

      (8.1) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

      (23.1) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CITICORP RESIDENTIAL MORTGAGE
                                         SECURITIES, INC.


November 29, 2006

                                       By:/s/ Michael J. Tarpley
                                          --------------------------------------
                                          Michael J. Tarpley
                                          Assistant Secretary

                                INDEX TO EXHIBITS
                                -----------------
                                                                   Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (5.1)               Legality Opinion of Cadwalader,                E
                          Wickersham & Taft LLP.

      (8.1)               Tax Opinion of Cadwalader, Wickersham          E
                          & Taft LLP (included as part of
                          Exhibit 5.1).

      (23.1)              Consent of Cadwalader, Wickersham &            E
                          Taft LLP (included as part of Exhibit
                          5.1).